Selling expenses - Schedule of selling expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of selling expenses [Abstract]
Transport	$ 88,257	$ 33,006	$ 28,686
Taxes, rates and contributions	24,960	14,908	16,522
Fees and compensation for services	15,481	10,490	5,137
Tax on bank account transactions	11,636	10,388	9,595
(Reversal of) allowance for expected credit losses (Note 17)	0	0	(36)
Total selling expenses	$ 140,334	$ 68,792	$ 59,904